September 22, 2021 Third Quarter 2021 Investor Presentation

1 Forward–Looking Statements Certain statements contained in this presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the projected impact of the COVID-19 global pandemic on our business operations, statements relating to the benefits, costs, and synergies of the merger with Franklin Financial Network, Inc. (“Franklin”) (the “merger”), and FB Financial’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or supply demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which we operate and/or the US economy generally, (2) the effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on our business and our customers’ business, results of operations, asset quality and financial condition, as well as the efficacy, distribution, and public adoption of vaccines, (3) changes in government interest rate policies and its impact on our business, net interest margin, and mortgage operations, (4) our ability to effectively manage problem credits, (5) the risk that the cost savings and any revenue synergies from the merger or another acquisition may not be realized or may take longer than anticipated to be realized, (6) the ability of FB Financial to effectively integrate and manage the larger and more complex operations of the combined company following the merger, (7) FB Financial’s ability to successfully execute its various business strategies, (8) the impact of the recent change in the U.S. presidential administration and Congress and any resulting impact on economic policy, capital markets, federal regulation, and the response to the COVD-19 pandemic, (9) the potential impact of the proposed phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR, (10) the effectiveness of our cyber security controls and procedures to prevent and mitigate attempted intrusions, (11) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (12) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in any of FB Financial's subsequent filings with the Securities and Exchange Commission (the “SEC”). Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward- looking statement speaks only as of the date of this presentation, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted earnings, adjusted diluted earnings per share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average tangible common equity, adjusted pretax pre-provision return on average tangible common equity, adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

FB FirstBank

Snapshot of FB Financial today

Company overview

- Second largest Nashville-headquartered bank and third largest Tennessee-based bank
- Originally chartered in 1906, one of the longest continually operated banks in Tennessee
- Completed the largest bank IPO in Tennessee history in September 2016
- Mr. James W. Ayers currently owns ~23.5% of FB Financial following June 2021 secondary offering
- High performing community bank with a strong mortgage division
  - Adjusted ROAA[1] of at least 1.50% each of the past 4 years
  - Number 6 market share in Nashville MSA; top 10 deposit market share in 4 additional MSAs throughout our footprint
  - $8.9 billion in interest rate lock volume and $104 million in adjusted total mortgage contribution[1] in 2020
- Provides community banking, relationship-based, customer service with the products and capabilities of a larger bank
  - Local people, local knowledge and local authority
  - Personal banking, commercial banking, investment services, trust and mortgage banking
- Expanded banking operations into Birmingham with hiring of experienced local bankers and opening of full-service branch
- Authorized $100 million share repurchase program in February 2021 that expires March 31, 2022

Franchise map


Memphis
Nashville
TENNESSEE
Knoxville
CUMBERLAND PLATEAU
BLUE RIDGE
Cumberland

Financial results

Balance sheet ($mm)	2Q 2021
Total assets	$11,918
Loans – HFI	$7,199
Total deposits	$10,203
Shareholder's equity	$1,372

Key metrics (%)	1H 2021
Tangible Common Equity / Tangible Assets (%)	9.5%[1]
Adjusted ROAA (%)	1.65%[1]
Adjusted ROATCE (%)	18.3%[1]
NIM (%)	3.18%
Core Efficiency (%)	65.8%[1]

Note: Unaudited financial data as of June 30, 2021; presented on a consolidated basis.
[1] Non-GAAP financial measure. See "Use of non-GAAP financial measures" and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

3

4 Strategic drivers Elite Financial Performance Proven Opportunistic Acquirer with Scalable Platforms and Technology Experienced Senior Management Team Great Place to Work Organic Growth Focused Empowered Teams Across Attractive Metro and Community Markets

FirstBank

Recent corporate history

	2017	2018	2019	2020	YTD 2021
Awards	Awarded **"Top Workplaces"** by the Tennessean	Awarded **"Top Workplaces"** by the Tennessean	Awarded **"Top Workplaces"** by the Tennessean	Awarded **"Top Workplaces"** by the Tennessean Named one of American **Bankers "Best Places to Work"**	Awarded **"Top Workplaces"** by the Tennessean
Metrics	Adj. ROAA[1]: 1.52% Adj. ROATCE[1]: 15.5% Year-End Assets: $4.7bn	Adj. ROAA[1]: 1.69% Adj. ROATCE[1]: 17.1% Year-End Assets: $5.1bn	Adj. ROAA[1]: 1.55% Adj. ROATCE[1]: 16.4% Year-End Assets: $6.1bn	Adj. ROAA[1]: 1.68% Adj. ROATCE[1]: 19.1% Year-End Assets: $11.2bn	Adj. ROAA[1]: 1.65% Adj. ROATCE[1]: 18.3% YTD Assets: $11.9bn

2017

- Completed acquisition of Clayton Bank & Trust and American City Bank, adding $1.1 billion in loans and $1.0 billion in deposits; moved from 41st in Knoxville MSA to 10th; 20%+ EPS accretion and tangible book neutral
- Finalized integration of Clayton Bank & Trust and American City Bank acquisitions

2018

- Initiated quarterly dividend
- Completed secondary offering of 3.7 million common shares

2019

- Completed acquisition of 10 net branches from Atlantic Capital Bank; moved from 7th to 5th in Chattanooga MSA deposit market share and 11th to 10th in Knoxville MSA deposit market share
- Converted treasury platform
- Completed mortgage restructuring

2020

- Completed acquisition of FNB Financial Corporation; enter Bowling Green MSA ranked 7th in deposit market share
- Converted online and mobile consumer banking platforms
- Lift out of commercial team in Memphis
- Completed acquisition of Franklin Financial Network; moved from 12th to 6th in the Nashville MSA in deposit market share
- Raised $100 million of 4.50% subordinated debt

YTD 2021

- Authorized $100 million share repurchase plan in February 2021
- Expanded banking division into Central Alabama in March 2021 with hiring of two experienced senior bankers in Birmingham

2017 2018 2019 2020 2021

[1] See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto. Note: Financial data presented on a consolidated basis.

5

6 Well positioned in high growth markets 1 Source: SNL Financial. Market data is as of June 30, 2021 and is presented on a pro forma basis for announced acquisitions since June 30, 2021. 2 Source: SNL Financial. FBK Footprint is based on weighted average demographics of MSAs and counties not located in MSAs with weightings based on deposits in each market as of June 30, 2021. 7.2% 12.5% 20.3% U.S. FBK Footprint Nashville Population Change2 2010 - 2021 Projected Population Change2 2021 - 2026 Projected Household Income Change2 2021 - 2026 2.9% 4.4% 5.9% U.S. FBK Footprint Nashville 9.0% 9.9% 11.4% U.S. FBK Footprint Nashville ◼ Deposits by region1: ▪ Memphis: $0.2B ▪ West: $1.9B ▪ Nashville North: $2.4B ▪ Nashville South: $2.5B ▪ South Central: $0.5B ▪ North Alabama: $0.1B ▪ Central Alabama: $0.0B ▪ Plateau: $0.4B ▪ Chattanooga: $1.0B ▪ Knoxville: $1.2B ◼ Market rank by deposits1 (MSA’s): ̶ Nashville (6th) ̶ Knoxville (6th) ̶ Chattanooga (6th) ̶ Jackson (3rd) ̶ Bowling Green (7th) ̶ Memphis (27th) ̶ Huntsville (18th) ̶ Florence (11th)

7 Core earnings power ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. Adjusted return on average assets¹ 1.52% 1.69% 1.55% 1.68% 1.65% 2017 2018 2019 2020 1H21 Drivers of profitability Net interest margin Noninterest income ($mm)Loans/deposits Core efficiency ratio1 4.46% 4.66% 4.34% 3.46% 3.18% 2017 2018 2019 2020 1H21 68.1% 65.8% 65.4% 59.2% 65.8% 2017 2018 2019 2020 1H21 $142 $131 $135 $302 $116 2017 2018 2019 2020 1H21 101% 95% 95% 84% 79% 86% 88% 89% 75% 71% 15% 7% 6% 9% 8% 2017 2018 2019 2020 2Q21 Loans excluding HFS Loans HFS

8 Stable net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. Assumes funded from all interest bearing liabilities. $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2Q20 3Q20 4Q20 1Q21 2Q21 A v g . in te re s t e a rn in g a s s e ts ( $ m m ) Y ie ld s a n d C o s ts ( % ) Average interest earning assets Yield on loans Cost of deposits NIM NIM1 3.50% 3.28% 3.32% 3.19% 3.18% Impact of accretion and nonaccrual interest (bps) 7 5 4 3 1 Impact of excess liquidity2 (bps) (7) (15) (22) (33) (37) Deposit Cost: Cost of MMDA 0.62% 0.66% 0.57% 0.50% 0.38% Cost of customer time 1.78% 1.44% 1.04% 0.90% 0.63% Cost of interest-bearing 0.92% 0.76% 0.63% 0.53% 0.41% Total deposit cost 0.65% 0.56% 0.46% 0.41% 0.31% Loans HFI Yield: Contractual interest 4.57% 4.36% 4.39% 4.39% 4.31% Origination and other loan fee income 0.24% 0.26% 0.36% 0.38% 0.39% Nonaccrual interest 0.01% 0.04% 0.05% 0.04% 0.03% Accretion on purchased loans 0.08% 0.04% 0.02% 0.00% (0.01%) Total loan (HFI) yield 4.90% 4.70% 4.81% 4.81% 4.72%

Mortgage performing better than expected

Highlights

- 2Q 2021 total mortgage pre-tax contribution of $0.5 million
- Anticipate moderate outperformance compared to 3Q 2021 guidance of $2 million to $4 million of direct contribution
- Margins and volumes have stabilized
- Pipeline at the end of 2Q 2021 of $0.8 billion, as compared to $1.1 billion at the end of 1Q 2021
- Mortgage banking income of $35.5 million in 2Q 2021 compared to $55.3 million in 1Q 2021

Quarterly mortgage production



Consumer Direct
Retail
2Q20
1Q21
2Q21

	2Q20	1Q21	2Q21
IRLC volume:	$2,239mm	$1,889mm	$1,775mm
IRLC pipeline[2]:	$1,206mm	$1,059mm	$787mm
Refinance %:	80%	66%	58%
Purchase %:	20%	34%	42%

Mortgage banking income ($mm)

	2Q20	1Q21	2Q21
Gain on Sale	$45.5	$57.9	$49.4
Fair value changes	$34.8	($4.2)	($17.6)
Servicing Revenue	$5.1	$6.9	$6.8
Fair value MSR changes	($13.2)	($5.3)	($3.1)
Total Income	$72.2	$55.3	$35.5

Mark to Market Value and Gain on Sale Margin



Mark to Market Value [3]
Gain on Sale Margin
3.84%
2.85%
3.99%
4.32%
3.42%
4.59%
2.91%
3.68%
2.42%
2.94%
2Q20
3Q20
4Q20
1Q21
2Q21

[1] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures

[2] As of the respective period-end

[3] Defined as the fair value plus related derivatives for mandatory and best efforts divided by their pull-through weighted volume.

9

Managing expenses and investing to support growth

FirstBank

Highlights

- Consolidated 2Q 2021 core efficiency ratio[1] of 68.9%
- Change in segment definitions 1Q 2021 as mortgage retail footprint no longer included in the banking segment
- Banking segment reflects ongoing investment in people, processes and systems to support growth expectations
- Mortgage efficiency will remain above targeted 85% threshold for remainder of 2021

Core efficiency ratio (tax-equivalent basis)[1]



Banking segment
Consolidated
Mortgage segment
61.9%
57.5%
53.4%
61.7%
57.4%
53.4%
54.0%
58.5%
65.2%
58.6%
63.0%
70.4%
58.6%
68.9%
97.9%
2Q20
3Q20
4Q20
1Q21
2Q21

[1] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. During the first quarter of 2021, the Company re-evaluated its reportable business segments to align all retail mortgage activities with the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. The results of mortgage retail footprint have been assigned to the Mortgage segment for all periods presented. As such, historical segment efficiency ratios have been recast for consistency with these changes.

10

Well-capitalized for future opportunities

Capital position

	2Q20[1]	1Q21[1]	2Q21[1,2]
Shareholder's equity/Assets	11.1%	11.1%	11.5%
TCE/TA[3]	8.7%	9.1%	9.5%
Common equity tier 1/Risk-weighted assets	11.4%	12.0%	12.4%
Tier 1 capital/Risk-weighted assets	11.9%	12.3%	12.7%
Total capital/Risk-weighted assets	13.2%	14.6%	14.9%
Tier 1 capital /Average assets	9.7%	10.1%	10.1%
C&D loans subject to 100% tier 1 capital plus ACL[4]	70%	88%	90%
CRE loans subject to 300% tier 1 capital plus ACL[4]	203%	239%	251%

Tangible book value per share[3]



CAGR since IPO 16.0% (September 2016)
$11.56
$11.58
$14.56
$17.02
$18.55
$21.73
$23.43
3Q16
4Q16
4Q17
4Q18
4Q19
4Q20
2Q21

Simple capital structure



Tier 2 ACL 6%
Subordinated Notes 9%
Trust Preferred 2%
Common Equity Tier 1 Capital 83%

Total regulatory capital $1,383[1] mm

[1] For regulatory capital purposes, the CECL impact over 2020 and 2021 is gradually phased-in from Common Equity Tier 1 Capital to Tier 2 capital. As of 2Q20, 1Q21 and 2Q21, respectively, $37.8 million, $49.0 million and $45.7 million are being added back to CET 1 and Tier 1 Capital, and $43.7 million, $54.9 million and $51.5 million are being taken out of Tier 2 capital. [2] Total regulatory capital, FB Financial Corporation. 1Q21 calculation is preliminary and subject to change. [3] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. [4] Tier 1 capital at FirstBank as defined in Call Report.

11

12 Noninterest- bearing checking 24% Interest-bearing checking 30% Money market 29% Savings 4% Time 13% 54% Checking accounts Valuable core deposit base ¹ Includes mortgage servicing-related deposits of $149.1 million, $194.3 million, $147.9 million, $170.9 million and $166.1 million for the quarters ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021 respectively. Total deposits ($mm) Cost of deposits Noninterest bearing deposits1 ($mm) Deposit composition $5,938 $9,002 $9,396 $10,219 $10,163 $15 $92 $62 $38 $41 $5,953 $9,094 $9,458 $10,257 $10,204 2Q20 3Q20 4Q20 1Q21 2Q21 Customer deposits Brokered and internet time deposits $1,775 $2,288 $2,274 $2,431 $2,485 2Q20 3Q20 4Q20 1Q21 2Q21 29.8% 25.2% 24.0% 23.7% 24.4% 0.65% 0.56% 0.46% 0.41% 0.31% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q20 3Q20 4Q20 1Q21 2Q21 Noninterest bearing (%) Cost of total deposits (%)

FirstBank

Balanced loan portfolio

Portfolio mix


Other
4%
1-4 family
16%
1-4 family HELOC
6%
Multifamily
5%
C&D
16%
CRE[2]
23%
C&I[1]
30%

C&I[1] exposure by industry

	Balance Ex. PPP				PPP
	C&I	CRE-OO	Total	% of Total	Loans
Real Estate Rental and Leasing	$ 375.3	$ 162.7	$ 538.0	25.6%	$ 2.2
Retail Trade	68.5	123.1	191.6	9.1%	4.2
Wholesale Trade	116.9	53.6	170.5	8.1%	3.9
Manufacturing	94.3	62.2	156.5	7.4%	2.7
Health Care and Social Assistance	52.9	96.8	149.7	7.1%	5.1
Finance and Insurance	138.8	10.6	149.4	7.1%	1.0
Other Services (except Public Administration)	20.8	108.8	129.6	6.2%	3.0
Construction	66.0	48.6	114.6	5.4%	10.8
Accomodation and Food Services	21.1	85.2	106.2	5.0%	4.4
Transportation and Warehousing	53.1	18.7	71.8	3.4%	5.9
Professional, Scientific and Technical Services	33.4	28.0	61.5	2.9%	2.0
Arts, Entertainment and Recreation	18.7	35.0	53.7	2.6%	2.3
Information	21.1	18.5	39.6	1.9%	0.6
Other	100.7	71.7	172.4	8.2%	9.4
Total	$ 1,181.5	$ 923.6	$ 2,105.1	100.0%	$ 57.4

CRE[2] exposure by type


Other
23%
Retail
19%
Hotel
18%
Office
18%
Warehouse / Industrial
12%
Land-Mobile Home Park
5%
Healthcare Facility
3%
Self Storage
2%

C&D exposure by type


Other
8%
Multifamily
2%
Self Storage
3%
Retail
4%
1-4 Consumer Construction
9%
Commercial Land
31%
1-4 Family to be sold
43%

[1] C&I includes owner-occupied CRE. PPP Loans comprise 2.7% of C&I loans, or 0.8% of gross loans (HFI). [2] Excludes owner-occupied CRE.

13

FirstBank

Pandemic-related credit update

- Total deferrals across the entire loan portfolio are down to $73.9 million. $48.8 million are paying interest, while $25.1 million are full deferrals of principal and interest.
- Credit quality remains satisfactory overall
- Credit quality for the industries of concern has been better than initial expectations
- Re-openings across the footprint have created positive trends for each industry of concern; hotel and restaurant exposures in particular have benefitted
- Healthcare's elevated Classified Loan percentage is primarily related to two assisted living facilities referenced on the 1Q 2021 earnings call. Operations have improved, and we are cautiously optimistic about the resolution of the credits

Industry exposures / gross loans (HFI)


8.0%
4.6%
4.3%
2.2%
1.7%
1.7%
Retail
Hotel
Healthcare
Restaurant
Other Leisure
Transportation

Industries of concern credit quality


Special Mention / Industry Loans
Classified / Industry Loans
1.6%
1.7%
4.5%
1.5%
9.5%
1.5%
4.9%
2.1%
0.4%
0.1%
Retail
Hotel
Healthcare
Restaurant
Other Leisure
Transportation

Industries of concern deferral overview


Interest Only / Industry Loans
Full P&I Deferral / Industry Loans
0.0%
11.4%
5.5%
3.3%
0.7%
0.0%
Retail
Hotel
Healthcare
Restaurant
Other Leisure
Transportation

14

15 0.72% 0.61% 0.91% 0.94% 0.83% 0.71% 0.64% 0.75% 0.77% 0.66% 2Q20 3Q20 4Q20 1Q21 2Q21 NPLs (HFI)/loans (HFI) NPAs/assets 2.51% 2.66% 2.48% 2.29% 2.03% 2Q20 3Q20 4Q20 1Q21 2Q21 0.00% (0.01%) 0.58% 0.05% 0.02% 2Q20 3Q20 4Q20 1Q21 2Q21 Asset quality remains solid Nonperforming ratios Classified loans / loans HFI LLR/loans HFI (excluding PPP loans)2 Net charge-offs (recoveries) / average loans 1 Includes acquired excess land and facilities held for sale–see page 14 of the Quarterly Financial Supplement. 2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. 1.83% 1.76% 1.87% 2.22% 2.09% 2Q20 3Q20 4Q20 1Q21 2Q21 1

Allowance for credit losses overview

- Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody's model with key economic data summarized below:

	FQE,		FYE 12/31,					
	3Q 2021	4Q 2021	2021	2022	2023	2024	2025
GDP (bcw$)	$ 19,727.6	$ 19,866.4	$ 19,564.1	$ 20,136.8	$ 20,610.8	$ 21,254.9	$ 21,831.4
Annualized % Change	3.2%	2.8%	6.2%	2.9%	2.4%	3.1%	2.7%
Total Employment (millions)	144.7	144.5	144.4	147.3	149.7	151.4	152.7
Unemployment Rate	6.3%	6.6%	6.3%	5.1%	4.5%	4.4%	4.0%
CRE Price Index	288.1	279.5	279.5	278.0	310.5	335.5	357.6
NCREIF Property Index: Rate of Return	3.2%	0.5%	1.7%	1.5%	2.2%	3.1%	2.8%

ACL / Loans HFI by Category



2Q 2020
1Q 2021
2Q 2021
2.51%
2.29%
2.03%
0.83%
0.88%
0.88%
3.30%
3.04%
2.56%
6.43%
3.45%
2.88%
3.91%
4.29%
3.71%
1.68%
1.82%
1.75%
2.87%
2.35%
1.67%
2.48%
3.47%
3.27%
Gross Loans HFI (Ex. PPP) [2]
Commercial & Industrial [3]
Non-Owner Occ CRE
Construction
Multifamily
1-4 Family Mortgage
1-4 Family HELOC
Consumer & Other

[1]Source: Moody's "May 2021 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios". [2] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. [3] Commercial and Industrial excludes $54.7 million, $145.7 million, and $314.7 in PPP loans for June 30, 2020, March 31, 2021 and June 30, 2021, respectively.

16

17 Appendix

18 GAAP reconciliation and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

19 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

20 GAAP reconciliation and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share*

21 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

22 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

23 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

24 GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis)

25 GAAP reconciliation and use of non-GAAP financial measures Adjusted mortgage contribution

26 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity and tangible book value per share

27 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity and adjusted pre-tax pre-provision return on average tangible common equity

28 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity and adjusted pre-tax pre-provision return on average tangible common equity

29 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and equity and adjusted pre-tax pre-provision return on average assets and equity

30 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and equity and adjusted pre-tax pre-provision return on average assets and equity

31 GAAP reconciliation and use of non-GAAP financial measures Adjusted Allowance for Credit Losses to Loans Held for Investment